EXHIBIT 99.2


                            FIRST ESSEX BANCORP, INC.


                      Acquisition of Finest Financial Corp.










               Special Note Regarding Forward-Looking Information


     This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), including estimates of future operating results, financial condition and cost savings, which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such differences include, but are not limited to, economic conditions and real estate risks, interest rate risks, operational issues, competitive conditions, changes in applicable law and regulations, and other risks detailed from time to time in the Company's SEC reports, including those discussed in the Company's Current Report on Form 8-K dated August 5, 1996, as filed with the Securities and Exchange Commission, to which report reference is hereby made.

                               Strategic Rationale


o Significantly enhances FESX community banking franchise in attractive Southern New Hampshire banking market.

o Significant cost savings achievable given current FESX New Hampshire presence.

o    Accretive to EPS in year one (1997).

o    Attractive  revenue   enhancement   opportunities   through   cross-selling
     capabilities to expanded customer base.


                               Transaction Summary
                     (Based on June 30, 1996 Financial Data)


o Pricing:              Purchase Price                                                       $29.945 million/$20.25
                                                                                             per share

                        Price/book   value  and   tangible   book  value                     1.61x

                        Price/Finest  six month  annualized  net  income  before
                        nonrecurring  expense  (normalized  34% tax rate)                    12.3x

                        Core deposit premium                                                 7.99%

o Terms: Purchase price to be paid in combination of FESX stock and cash at election of Finest shareholders. Portion paid in FESX stock to range from 50% to 62% dependent on tax considerations.

                        Once final percentages determined:
                        Cash component to be fixed.
                        Number of shares of FESX  stock  issued  based on 20 day
                        average   price  prior  to  five  business  days  before
                        acquisition  close. If FESX average stock price is $9.50
                        - $11.50 exchange rate floats to maintain value of stock
                        portion of payment.  Exchange rate fixed if FESX average
                        stock price is below $9.50 or above $11.50, at 2.132 and
                        1.761, respectively, assuming full payment of $20.25 for
                        a share of Finest stock with FESX stock.

                        Walk away option if FESX stock price below $8.75.

o Structure:            Purchase accounting transaction.
                        Pelham Bank and Trust Co. to be merged into First Essex
                        Bank, FSB.

o Timing:               Subject to normal regulatory and FESX and Finest shareholder approval.
                        Targeted to close December 1996.


                             Pro Forma Balance Sheet
                              (At June 30, 1996)(1)

(Dollars in Millions)


                                                                                 Purchase              Pro Forma
                                          FESX              Finest              Adjustments             Combined
                                         ------            --------             -----------            ---------

Assets
Cash and Investment Securities           $299.5               $77.6                ($0.7)(2)              $376.4
Net Loans                                 522.4                95.7                 (0.3)(3)               617.7
Intangible Assets                             0                   0                 13.9 (4)                13.9
Other Assets                               21.0                 6.0                    -                    27.0
                                       --------            --------            ---------              ----------
     Total Assets                        $842.9              $179.3                $12.9                $1,035.1
Liabilities and Equity
Total Deposits                           $508.1              $157.7                    -                  $665.8
Other Liabilities                         272.5                 3.0                $14.7 (5)               290.2
                                       --------            --------            ---------              ----------
     Total Liabilities                   $780.6              $160.7                $14.7                  $956.0
Total Equity                               62.3                18.6                 (1.8)(6)                79.1
                                       --------            --------            ---------              ----------
Total Liabilities and Equity             $842.9              $179.3                $12.9                $1,035.1

(1)  Assumes 56% of purchase price paid in FESX common stock.
(2)  After-tax investment portfolio valuation adjustment of $422 thousand and after-tax general reserve adjustment of
     $264 thousand.
(3)  After-tax residential loan portfolio valuation adjustment of $330 thousand.
(4)  Goodwill of $13.9 reflects premium to book value, after-tax reduction to Finest equity of $1.0 due to asset valuation allowances, and $1.5 in capitalized restructuring expenses.
(5)  Borrowings of $13.2 cash payment plus capitalized restructuring charges of $1.5.
(6)  New issue equity of $16.8 less Finest equity of $18.6.




                       PRO FORMA ASSET QUALITY AND CAPITAL
                              (At June 30, 1996)(1)

(Dollars in Millions, Except Per Share Amounts)


Asset Quality                                                                                            Pro Forma
                                                                   FESX             Finest                Combined
                                                                  ------           --------              ----------

Nonperforming Loans                                                $3.6               $1.8                    $5.4
REO                                                                 1.5                0.9                     2.4
Nonperforming Assets                                                5.1                2.7                     7.8
Loan Loss Reserve                                                   7.0                4.1                    11.0
NPA/(Loans+REO)                                                    0.96%              2.71%                   1.24%
LLR/NPLs                                                            194%               220%                    203%
LLR/Total Loans                                                    1.32%              4.05%                   1.75%

Capital Ratios

Equity/Assets                                                      7.40%             10.40%                   7.64%
Tangible Equity/Tangible Assets                                    7.40%             10.40%                   6.39%
Average Common & Equivalent Shares Outstanding                6,158,390          1,478,750               7,780,607(2)
Book Value Per Share                                             $10.31             $12.61                  $10.17
Tangible Book Value Per Shares                                    10.31              12.61                    8.39


(1)  Assumes 56% of purchase price paid in FESX common stock.
(2)  Fully diluted pro forma shares outstanding.

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




                    PRO FORMA LOAN PORTFOLIO AND DEPOSIT BASE
                               (At June 30, 1996)

(Dollars in Millions)


                                                                                         Purchase
                                                              % of                       Adjust-      Pro-Forma        % of
Loan Portfolio                                    FESX        Total       Finest         ments(1)      Combined       Total
- --------------                                    ----        -----       ------         --------      --------       -----

Residential Mortgage Loans                        $219.5       42%          $47.0        ($0.3)         $266.2         43%
Commercial Mortgage Loans                           56.8       11%           43.1                         99.9         16%
Construction & Dev. Mortgage Loans                  11.5        2%            3.9                         15.4          2%
Commercial Loans                                    74.2       14%            4.3                         78.5         13%
Consumer Loans                                     158.5       31%            1.8                        160.3         26%
Other                                                0          0%            0.1                          0.1          0%
                                                --------     -----        -------     ---------        -------       -----
     Total Loan Portfolio                         $520.5      100%         $100.2        ($0.3)         $620.4        100%
Loan Loss Reserve                                   (7.0)                    (4.1)                       (11.0)
Deferred Fees, Gains/Unearned Premium                0.0                     (0.4)                        (0.4)
Mortgage Loans Held for Sale                         8.8                      0.0                          8.8
                                                --------                  -------     ---------        -------
Net Loans                                         $522.4                    $95.7        ($0.3)         $617.8
Deposits

Demand and NOW                                     $65.9       13%          $27.5                        $93.4         14%
Savings and Money Market                           121.5       24%           54.5                        176.0         26%
CDs under $100,000                                 291.8       57%           59.3                        351.1         53%
CDs over $100,000                                   28.9        6%           16.4                         45.3          7%
                                               ---------    ------        -------                      -------       -----
     Total Deposits                               $508.1     `100%         $157.7                       $665.8        100%
Core Deposits/Total Deposits                         94%                      90%                          93%

(1) After-tax residential loan portfolio valuation adjustment of $330 thousand.




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




                      ESTABLISHES CRITICAL MASS IN SOUTHERN
                             NEW HAMPSHIRE FRANCHISE

o Southern New Hampshire is a natural contiguous extension to FESX's core Essex County, Massachusetts market.

o    Results in Southern New Hampshire franchise with:
         $230 million of deposits
         4 branches
         2 loan production offices

o Acquisition doubles FESX deposit presence in Rockingham County and extends presence into contiguous Hillsborough County:


                                                 Rockingham County, NH(1)                    Hillsborough County, NH(1)
                                                 ------------------------                    --------------------------
                                                         Deposits                                     Deposits
                                           Branches        ($MM)           Rank         Branches         ($MM)          Rank
                                           --------      --------          ----         --------      ---------         ----

First Essex Bancorp, Inc.                     1            $ 72.7           11             --              --            --
Finest Financial Corp.                        2            $ 74.9           10              1            $82.8            8
Pro Forma Combined                            3            $147.6            6              1            $82.8            8

(1)  Deposits totals for First Essex and Finest as of June 30, 1996.  Competitor deposit totals as of June 30, 1995.


[Graphic Material: Map of Eastern Massachusetts and Southeastern New Hampshire indicating locations of FESX and Finest branches in Hillsborough and Rockingham Counties, NH, and Essex County, MA]

                          Southern New Hampshire Market

o Rockingham and Hillsborough Counties are New Hampshire's most populous and affluent banking markets:


                                                    Rockingham, NH              Hillsborough, NH          Essex, MA
                                                    --------------              ----------------          ---------

Estimated 1995 Population                               256,522                      349,171                680,006
1995 Average Household Income                          $ 57,036                     $ 51,738               $ 54,161
Projected 2000 Avg. Household Income                   $ 64,540                     $ 55,972               $ 60,658

Source:  SNL Securities, Inc.

o New Hampshire has one of the strongest economies in New England with a diverse economic base:

     o Highest personal income growth rate in New England over the past five years of 5.5% per year.(1)

     o Lowest unemployment rate in New England of 4.0% versus 4.9% in Massachusetts and 4.8% in Connecticut.(2)

     o    Major employers in Southern New Hampshire include:

                  Digital Equipment                  Fidelity
                  Hadco                              Lockheed Martin


- -------------
  (1)   Source:  Bureau of Economic Analysis.
  (2)   Source:  Bureau of Labor Statistics.




                            Comparative Earnings Data

(Dollars in Millions, Except Per Share Amounts)



                                                       First Essex                               Finest
                                                       -----------                               ------
                                           Six Months Ended                        Six Months Ended
                                               June 30,                                 June 30,
                                                1996               1995                  1996               1995
                                                ----               ----                  ----               ----

Net Interest Income                            $12.6               $23.8                  $4.0              $8.0
Provision                                       (0.8)               (0.8)                 (0.2)             (1.6)
Non-interest Income                              2.1                 3.7                   0.5               0.9
Non-interest Expense                           (10.0)              (19.2)                 (2.5)             (6.0)
                                            --------            --------              --------           -------
Net Income Before Taxes                          3.9                 7.5                   1.8               1.2
Tax (Expense)/Benefit                           (0.0)               (0.0)                 (0.0)              0.2
                                            --------            --------              --------           -------
Net Income Before                                3.9                 7.5                   1.8               1.4
Nonrecurring Exp.
Nonrecurring Expense                             0.0                 0.0                  (0.2)              0.0
                                            --------            --------              --------           -------
Net Income                                      $3.9                $7.5                  $1.6              $1.4
Earnings Per Share                             $0.63               $1.22                 $1.10             $0.75

Average Common & Equivalent
   Shares Outstanding                      6,158,390           6,104,579             1,478,750         1,458,550
ROAA                                            0.95%(1)            0.91%                 1.85%(1)          0.77%
ROAE                                           12.57%(1)           12.79%                17.94%(1)          8.18%

NIM                                             3.19%(1)            2.99%                 4.72%(1)          4.56%

(1) Six months ended June 30, 1996 annualized.


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



                          Estimated Expense Reductions

(Dollars in Millions)



                                                            1997        1998
                                                            ----        ----
Personnel                                                   $1.0        $1.4
Occupancy                                                   $0.0        $0.1
Other (1)                                                   $0.7        $0.9
                                                            ----        ----
     Total Pre-Tax                                          $1.7        $2.4
     Total After-Tax (2)                                    $1.1        $1.6
As a % of Finest Expense Base:
     Total Estimated Finest Expenses                        $5.0        $5.2
     Pre-Tax                                                 35%         47%

(1)    Director fees, advertising, audit/exam/filing, other.

(2)    34% tax rate.




                          Estimated Pro Forma Earnings

(Dollars in Millions, Except Per Share Amounts)


                                                 Assuming 50% FESX Stock              Assuming 62% FESX Stock
                                                          1997                                 1997
                                                          ----                                 ----
Net Income on stand alone basis:
                                             Total           Per Share              Total           Per Share
                                             -----           ---------              -----           ---------
     FESX(1)                                  $6.5             $1.05                 $6.5              $1.05
     Finest(1)                                $2.6               -                   $2.6                -

After-tax Adjustments:
     Expense Reductions                       $1.1                                   $1.1
     Goodwill/Restructuring/                 ($1.4)                                 ($1.3)
                                             ------                                 ------
     Interest Expense
Total Net Income                              $8.8             $1.16                 $8.9              $1.12

Accretion(2)                                                $0.11 per share                        $0.07 per share
                                                            10%                                    7%

Pro Forma Fully Diluted                                      7,609,495                               7.951,720
Shares(2)
- ---------------

     (1) FESX 1997 earnings are based on fully taxed "Wall Street" estimates of $1.05 per share. Finest 1997 earnings are presented for illustrative purposes only and reflect an approximate 6.5% increase from six months ended June 30, 1996 annualized net income before nonrecurring expense with normalized 34% tax rate of $2.4. This information constitutes "forward-looking information". See Special Note on cover page.

     (2)  At $10.50 FESX stock price.


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



                                     Summary


o    Significant franchise enhancement.

o    In-market transaction providing significant cost savings.

o    Attractive EPS accretion.

o    Achieves returns higher than those available on a stand alone basis.



                                    Appendix

                Finest Financial Corp. Historical Financial Data

Balance Sheet and Asset Quality Data

(Dollars in Millions)


                                                                        At December 31,
                           At June 30,       -------------------------------------------------------------------
                              1996           1995           1994             1993            1992           1991
                              ----           ----           ----             ----            ----           ----

Balance Sheet
Assets                      $179.3          $181.1          $178.0          $180.4          $177.8          $194.1
Gross Loans                  100.2           107.2           108.3           110.3           115.6           141.1
Loan Loss Reserve             (4.1)           (4.1)           (3.7)           (3.7)           (4.3)           (3.0)
Deferred Fees,
Gains/Unearned Premium        (0.4)           (0.5)           (0.6)           (0.7)           (0.5)           (0.6)
                           -------         -------         -------         -------         -------         -------
Net Loans                     95.7           102.6           103.9           106.0           110.8           137.4
REO                            0.9             1.5             7.9            15.9            30.3            28.7
Non-Performing Loans           1.8             3.7             5.9             2.0             1.6             3.1
Deposits                    $157.7          $161.7          $161.4          $164.0          $162.4          $175.0
Equity                        18.6            17.3            15.3            14.8            14.4            16.3

Equity/Assets                 10.40%           9.53%           8.58%           8.21%           8.08%           8.41%

Asset Quality
NPLs/Total Loans               1.85%           3.44%           5.47%           1.82%           1.39%           2.21%
NPA/(Loans + REO)              2.71%           4.78%          11.93%          14.18%          21.85%          18.72%
LLR/NPLs                        220%            112%             63%            182%            269%             97%
LLR/Total Loans                4.05%           3.86%           3.46%           3.32%           3.75%           2.15%


                                                     Appendix

                                 Finest Financial Corp. Historical Financial Data

Income Statement and Profitability Data

(Dollars in Millions)



                                               Six Months                               Year Ended December 31,
                                              Ended June 30,     -----------------------------------------------------------------
                                                  1996           1995             1994         1993           1992            1991
                                                  ----           ----             ----         ----           ----            ----

Income Statement
Net Interest Income                               $4.0           $8.0             $7.0         $6.7           $7.0            $6.5
Provision                                         (0.2)          (1.6)            (0.6)        (2.1)          (3.2)           (5.3)
Non-interest Income                                0.5            0.9              0.9          1.0            1.1             0.6
Non-interest Expense                              (2.5)          (6.0)            (6.7)        (6.0)          (6.2)           (6.0)
                                                 -----          -----            -----        -----          -----           -----
Net Income Before                                  1.8            1.2              0.6         (0.5)          (1.4)           (4.3)
Taxes
Tax (Expense)/Benefit                              0.0            0.2              0.5          0.7           (0.5)            1.1
                                                 -----          -----            -----        -----          -----           -----
Net Income Before                                  1.8            1.4              1.0          0.2           (1.9)           (3.2)
Nonrecurring exp.
Nonrecurring expense                              (0.2)           0.0              0.0          0.0            0.0             0.0
                                                 -----          -----            -----        -----          -----           -----
Net Income                                        $1.6           $1.4             $1.0         $0.2          ($1.9)          ($3.2)
Profitability
- -------------
ROAA                                              1.85%(1)       0.77%            0.57%        0.11%         (1.02%)         (1.59%)
ROAA                                             17.94%(1)       8.18%            6.61%        1.31%        (11.60%)        (15.59%)
Non-interest                                      2.80%(1)       3.44%            3.78%        3.44%          3.37%           3.02%
Expense/Average
Assets
Efficiency Ratio                                 54.87%(1)      68.52%           85.30%       79.17%         77.30%          84.89%
Net Interest Margin                               4.72%(1)       4.56%            4.45%        4.51%          4.99%           4.25%

(1)  Six months ended June 30, 1996 annualized.



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